26. Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

26.	Subsequent Events

(1)	Securities Purchase Agreement

On February 8, 2021, the Group issued 1,365,375 ordinary shares for $13,591 ($10.79 per share), net of direct offering cost of $1,141.

(2)	Purchase agreement with Petersen-Dean, Inc.

On January 6, 2021, Solarjuice American, Inc. (“Solarjuice America”), a wholly-owned subsidiary of the Group, purchased of all work-in-progress consumer contracts of Petersen-Dean, Inc. (“Petersen-Dean”) for a consideration of $875 in a court-approved agreement. Petersen-Dean specializes in residential roofing and solar installations across the U.S. On February 25, 2021, Solarjuice American closed the acquisition of substantially all operating assets of Petersen-Dean including certain construction contracts with work-in-progress billings, fixed assets, intellectual properties and other assets, for a total consideration of $6,850, plus the assumption of $11,000 of outstanding balance under an account receivables financing.  Solarjuice American does not assume any Petersen-Dean’s obligations other than in several limited situations, the obligations to cure existing leases or warranties.

(3)	Convertible Promissory Note with Streeterville Capital, LLC

On February 1, 2021, the Group entered into a Convertible Promissory Note with Streeterville Capital, LLC (the “Streeterville 2021 Note”), with an initial principal amount of $4,210. The Group received $4,000 in cash from the Streeterville, and the remainder $10 was retained for legal fees for the issuance of the Streeterville 2021 Note and the original issue discount of $200. The Streeterville 2021 Note had a 12-month term and carried interest at 10% per annum. The Group’s obligations under the Streeterville 2021 Note may be prepaid at any time, provided that in such circumstance the Group would pay 115% of any amounts outstanding under the note and being prepaid. The note could be convertible into the Group’s ordinary shares at a conversion price of $20 per share at any time after the issuance date. Streeterville could redeem any portion of the note, at any time after six months from the issue date, subject to a maximum monthly redemption amount of $700, with the Group having the option to pay such redemptions in cash, the Group’s ordinary shares at the Redemption Conversion Price, or by a combination thereof.

(4)	Purchase agreements with MA Lovers Lane, LLC

On April 12, 2021, the Group through its wholly-owned subsidiary SPI Solar, Inc., executed a definitive agreement to acquire MA Lovers Lane 6.5 megawatt (MW) solar photovoltaic project and 5.45 megawatt hour (MWh) energy storage project in Massachusetts from a third-party developer, for a total consideration of $2,135 plus interconnection cost. The project will sell power through Massachusetts’ SMART program and will provide community solar subscriptions to national grid customers.

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, there were no other subsequent events occurred that would require recognition or disclosure in the consolidated financial statements.